UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2005

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Belvedere Building, 69 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2005, certain subsidiaries of Platinum Underwriters Holdings, Ltd. (the "Company") entered into two investment management agreements with Hyperion Capital Management, Inc. ("Hyperion"), pursuant to which Hyperion agreed to serve as investment manager for certain assets of the Company. Copies of the agreements are furnished herewith as Exhibits 10.1 and 10.2. In addition, on May 12, 2005, the Company and certain of its subsidiaries entered into three investment manager agreements with BlackRock Financial Management, Inc. ("BlackRock"), pursuant to which BlackRock agreed to serve as investment manager for certain assets of the Company. Copies of the agreements are furnished herewith as Exhibits 10.3, 10.4 and 10.5.

Item 1.02. Termination of a Material Definitive Agreement.

On May 9, 2005, the Company gave written notice to Alliance Capital Management L.P. ("Alliance") that each of the Company's Discretionary Investment Advisory Agreements (the "Investment Advisory Agreements") with Alliance will be terminated effective as of June 8, 2005. Alliance serves as the investment manager for the Company's assets pursuant to the Investment Advisory Agreements. Each of the Investment Advisory Agreements provides that such agreements may be terminated at any time by the Company by giving Alliance at least 30 days prior written notice of such termination.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

May 12, 2005	By:	Michael E. Lombardozzi

Name: Michael E. Lombardozzi
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Investment Management Agreement dated May 12, 2005 between Platinum Underwriters Reinsurance, Inc. and Hyperion Capital Management, Inc.
10.2	Investment Management Agreement dated May 12, 2005 between Platinum Underwriters Bermuda, Ltd. and Hyperion Capital Management, Inc.
10.3	Investment Manager Agreement dated May 12, 2005 between Platinum Underwriters Holdings, Ltd., Platinum Underwriters Bermuda, Ltd., Platinum Regency Holdings and BlackRock Financial Management, Inc.
10.4	Investment Manager Agreement dated May 12, 2005 between Platinum Re (UK), Ltd. and BlackRock Financial Management, Inc.
10.5	Investment Manager Agreement dated May 12, 2005 between Platinum Underwriters Reinsurance, Inc., Platinum Underwriters Finance, Inc. and BlackRock Financial Management, Inc.